UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2019

NEOPHOTONICS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-35061	94-3253730
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

NeoPhotonics Corporation

2911 Zanker Road

San Jose, California 95134

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 232-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0025 par value	NPTN	The New York Stock Exchange

ITEM 5.02                                  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 3, 2019, the Board of Directors of NeoPhotonics Corporation (the “Company”) appointed Yanbing Li to the Board of Directors, to serve as a Class I director with a term to expire at the Company’s 2020 Annual Meeting of Stockholders or until such time as her successor is duly elected and qualified, or until the earlier of her death, resignation or removal.

Dr. Li will receive compensation for her service as a director in accordance with the Company’s compensation policies for non-employee directors, which are described under the caption “Director Compensation” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2019.  In connection with her appointment as a director, the Board of Directors also granted Dr. Li a stock option to purchase 18,665 shares of common stock, which will vest ratably over 12 months, and a restricted stock unit award for 10,755 shares of common stock, which will vest on the 12 month anniversary of the date of grant.  These grants were made under the Company’s 2010 Equity Incentive Plan and were intended to be approximately equivalent to the equity compensation Ms. Li would have received under the Company’s non-employee director compensation policy if she had been a director as of the date of the Company’s recent annual stockholders’ meeting on June 4, 2019.

The Company intends to enter into its standard form of indemnification agreement with Dr. Li (the “Indemnity Agreement”). The Indemnity Agreement provides, among other things, that the Company will indemnify Dr. Li, under the circumstances and to the extent provided for therein, for certain expenses which she may be required to pay in connection with certain claims to which she may be made a party by reason of her service to the Company as a director, and otherwise to the fullest extent under applicable law.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2019	NEOPHOTONICS CORPORATION

	By:	/s/ Elizabeth Eby
Elizabeth Eby
Senior Vice President, Finance and Chief Financial Officer
(Principal Financial and Accounting Officer)